Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF

UNION SECURITY INSURANCE COMPANY

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Union Security Insurance Company (the “Company”) on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, P. Bruce Camacho, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2006

/S/ P. BRUCE CAMACHO
P. Bruce Camacho
President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.